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                                                                    EXHIBIT 21.1



                      SUBSIDIARIES AS OF FEBRUARY 2, 1996



     The list of subsidiaries of Republic Industries, Inc. as of March 23, 1995 from Exhibit 22.1 to the Registrant's Form 10-K for the year ended December 31, 1994, is incorporated herein by reference. The following additional subsidiaries have been added since such date:



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                                                                         JURISDICTION OF
                               NAME                                       INCORPORATION
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
Hudson Management Corporation.....................................           Florida
Envirocycle, Inc..................................................           Florida
All Service Refuse Company, Inc...................................           Florida
East Bay Sanitation Service, Inc..................................           Florida
Florida Refuse Services, Inc......................................           Florida
Gulf Coast Waste Services, Inc....................................           Florida
Sunburst Sanitation Corporation...................................           Florida
Treasure Coast Refuse Corp........................................           Florida
Waste Collection Services Corporation.............................           Florida
Kertz Security Systems, Inc.......................................           Florida
Kertz Security Systems II, Inc....................................           Florida
Reliable Sanitation, Inc..........................................           Florida
Absolute Systems, Inc.............................................           Florida
Assured Security Company..........................................           Florida
Garbage Disposal Service, Inc.....................................       North Carolina
Southland Environmental Services, Inc.............................           Florida
United Waste Service, Inc.........................................           Georgia
Golden Communications, Inc........................................          Michigan
Northwest Florida Sanitation, Inc.................................           Florida
J.C. Duncan Company, Inc..........................................            Texas
Arlington Disposal Company, Inc...................................            Texas
Grand Prairie Disposal Company, Inc...............................            Texas
Trashaway Services, Inc...........................................            Texas
Tos-It Service Company, Inc.......................................            Texas
Wes Tex Waste Services, Inc.......................................            Texas
Pantego I, Inc....................................................            Texas
Pantego II, Inc...................................................            Texas
EETL I, Inc.......................................................            Texas
EETL II, Inc......................................................            Texas
Fennell Waste Systems, Inc........................................       South Carolina
Fennell Container Co., Inc........................................       South Carolina
Fenn-Vac, Inc.....................................................       South Carolina
Pepperhill Development Co., Inc...................................       South Carolina
GF/WWF, Inc.......................................................       South Carolina
Cana First Corporation............................................           Florida
TATS Corporation of Jax...........................................           Florida
Scott Alarm of Birmingham, Inc....................................           Florida
Scott Alarm of Orlando, Inc.......................................           Florida
Scott Alarm of Charlotte, Inc.....................................           Florida
Scott Alarm of Sarasota, Inc......................................           Florida
Scott Alarm of Cocoa, Inc.........................................           Florida
Scott Alarm of Savanah, Inc.......................................           Florida
Scott Alarm of Fort Myers, Inc....................................           Florida
Scott Alarm of Tallahassee, Inc...................................           Florida
Scott Alarm of Gainesville, Inc...................................           Florida
Scott Alarm of Tampa Bay, Inc.....................................           Florida
Scott Alarm of Jensen Beach, Inc..................................           Florida
Scott Alarm of West Palm Beach, Inc...............................           Florida
Scott Alarm of Lakeland, Inc......................................           Florida
Scott Alarm of Nashville, Inc.....................................           Florida
Scott Alarm of St. Augustine, Inc.................................           Florida
Charleston Disposal Systems, Inc..................................       South Carolina
CDS Environmental of Atlanta, Inc.................................           Georgia
CDS Environmental, Inc. of Florida................................           Florida
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